UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 28, 2004

APPLICA INCORPORATED

(Exact name of Registrant as specified in its charter)

Commission File Number 1-10177

Florida	59-1028301

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

5980 Miami Lakes Drive, Miami Lakes, Florida	33014

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 362-2611

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURE
Exhibit Index
Press Release

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On September 28, 2004, Applica Incorporated issued a press release announcing that Ware H. Grove was appointed a director of the company effective immediately. Mr. Grove, age 54, is Senior Vice President and Chief Financial Officer of Century Business Services, Inc., a national provider of outsourced business services. Mr. Grove was also appointed to serve on the Audit Committee as its financial expert.

     A copy of the press release is attached as Exhibit 99.1 to this report.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 28, 2004	Applica Incorporated
	By:	/s/ Terry Polistina
Terry Polistina, Senior Vice President and
Chief Financial Officer of Applica Incorporated

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Exhibit Index

Exhibit No.	Description
99.1	Applica Incorporated Press Release dated September 28, 2004

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